Exhibit 10.307

ASSIGNMENT AND SUBORDINATION OF DEVELOPMENT AGREEMENT

THIS ASSIGNMENT AND SUBORDINATION OF DEVELOPMENT AGREEMENT (this “Assignment”) is made as of the 16th day of December, 2015, by CB OWNER, LLC, a Delaware limited liability company (“Assignor”), to and for the benefit of and in favor of THE PRIVATEBANK AND TRUST COMPANY, an Illinois state chartered bank in its capacity as administrative agent (in such capacity, referred to herein as “Assignee”), for and on behalf of The PrivateBank and Trust Company, in its capacity as a lender, together with any other lenders that acquire an interest in the Loan (defined below) after the date hereof (individually, a “Lender” and collectively, the “Lenders”).

Recitals

A.           Assignor is the owner of certain real estate situated in the County of Fulton, State of Georgia, legally described on Exhibit A attached hereto and by this reference made a part hereof (the “Premises”).

B.           Assignor and CDP DEVELOPER I, LLC, a Georgia limited liability company (“Developer”) are parties to that certain Amended and Restated Development Agreement, made and entered into as of the date hereof, with an effective date of May 29, 2015 (the “Development Agreement”), a true, correct and complete copy of which Assignor represents and warrants is attached hereto as Exhibit B, to oversee the development of the Premises.

C.           Assignee has agreed to make a loan (the “Loan”) to Assignor in an amount equal to $38,130,000.00. The Loan is evidenced by that certain Promissory Note of even date herewith (the “Note”), executed by Assignor and made payable to the order of Assignee in the principal amount of the Loan. The Note is secured by, among other things, a Deed to Secure Debt, Assignment of Rents and Leases and Security Agreement of even date herewith (the “Security Deed”), executed by Assignor to Assignee, granting a lien on the Premises and to be recorded with the Clerk of the Superior Court for the County of Fulton, State of Georgia. Assignor has also executed certain other instruments and agreements as additional security for repayment of the Loan (collectively, the “Loan Documents”).

D.           Assignee requires, as a condition precedent to its making the Loan, that the indebtedness evidenced by the Note and the lien and security interests created by the Security Deed and the other Loan Documents (collectively, the “Senior Liens”) be paramount and prior to any and all obligations, expenses and indebtedness owing to Developer which arise from the Development Agreement (collectively, the ”Junior Liabilities”) and any and all existing liens and security interests or future rights to liens and security interests of Developer or anyone claiming by, through or under Developer which arise from the Junior Liabilities (collectively, the “Junior Liens”).

E.            As additional security for the Note, Assignee has also required an assignment of the interest of Assignor in, to and under the Development Agreement.

F.           Assignor is willing to transfer, assign and convey its rights, privileges, powers and interest in, to and under the Development Agreement to Assignee, subject to the terms and conditions herein contained.

Agreement

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

1.            Assignment. Assignor hereby transfers, assigns and conveys all of its rights, powers, privileges and interests in, to and under the Development Agreement to Assignee, its successors and assigns, fully intending that Assignee, its successors and assigns, shall have the rights and powers and be entitled to the benefits thereunder to the same degree and extent as though the Development Agreement had been made between Assignee and Developer.

2.            Exercise of Assignee’s Remedies. Although it is the intention of the parties that the assignment hereunder is a present assignment, it is expressly understood and agreed, anything herein contained to the contrary notwithstanding, that Assignee shall not exercise any of the rights and powers conferred upon it herein until and unless there shall occur and continue an “Event of Default” (as defined in the Loan Agreement). Upon the occurrence and during the continuance of an Event of Default, Assignee shall have the right (but not the obligation) to (a) terminate the Development Agreement upon written notice to Developer and thereafter, the Development Agreement shall be of no further force or effect, or (b) assume all obligations of Assignor under the Development Agreement. Nothing herein contained shall be deemed to affect or impair any rights which Assignee may have under the Note, the Security Deed or the other Loan Documents.

3.            Assignee’s Right to Cure. In the event of any default by Assignor under the Development Agreement or the occurrence of an Event of Default, and during the continuation thereof, Assignee shall have the right, upon notice to Assignor and Developer, and until such default is cured, to cure any default and take any action under the Development Agreement to preserve the same. Assignor hereby grants to Assignee the right of access to the Premises for this purpose, if such action is necessary. Such action by Assignee shall not be deemed an election by Assignee as provided in Section 2 hereof. Assignor hereby authorizes Developer to accept the performance of Assignee in such event, without question. Any advances made by Assignee to cure a default hereunder shall bear interest at the Default Rate under the Loan Agreement and shall be secured by the Security Deed and the other Loan Documents.

4.            Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that (a) Assignor has not executed any prior assignment of the Development Agreement, nor has it performed any acts or executed any other instrument which might prevent Assignee from operating under any of the terms and conditions of this Assignment, or which would limit Assignee in such operation, (b) Assignor has not executed or granted any modification whatsoever of the Development Agreement, either orally or in writing, and (c) the Development Agreement is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto and that there are no defaults now existing thereunder by Assignor or to Assignor's knowledge, by Developer, as of the date hereof.

2

5.            Other Agreements. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Development Agreement by reason of this Assignment, until its election as provided in Section 2 hereof, and that this Assignment or Assignee’s performance hereunder shall not release Assignor of any liability under the Development Agreement.

6.            Covenants of Assignor. Assignor agrees not to do, or suffer to be done, any of the following acts without the prior written consent of Assignee first being had and obtained, such consent, in the case of clauses (a), (b) or (c), not to be unreasonably withheld to-wit: (a) cancel, terminate or surrender the Development Agreement; (b) forgive any obligation thereunder; (c) materially modify the Development Agreement; (d) assign Assignor’s interest in the Development Agreement or any portion thereof; or (e) fail to perform any obligation of Assignor in accordance with the provisions thereof, which failure would constitute a default under the Development Agreement and which failure shall continue beyond any applicable cure period provided under the Development Agreement. Any of said acts, if done or suffered to be done without Assignee’s prior written consent, shall constitute an Event of Default hereunder.

7.            Election of Remedies. The provisions set forth in this Assignment shall be deemed a special remedy given to Assignee and shall not be deemed exclusive of any of the remedies granted in the Note or the Loan Documents but shall be deemed an additional remedy and shall be cumulative with the remedies therein and elsewhere granted Assignee, all of which remedies shall be enforceable concurrently or successively. No exercise by Assignee of any of its rights hereunder shall cure, waive or affect any default hereunder or any Event of Default under the Security Deed or the Loan Documents. No inaction or partial exercise of rights by Assignee shall be construed as a waiver of any of its such rights and remedies, and no waiver by Assignee of any such rights and remedies shall be construed as a waiver by Assignee of any of its other rights and remedies.

8.            Notices. Any notice, demand or other communication required or permitted hereunder shall be (i) delivered in person, (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or (iii) sent by overnight express carrier, addressed in each case as follows:

If to Assignee:	The PrivateBank and Trust Company
Atlanta Financial Center
3343 Peachtree Road NE
Atlanta, Georgia 30326
Attention: Brad Barton

and to:	The PrivateBank and Trust Company
70 West Madison Street
Chicago, Illinois 60602
Attention: Commercial Real Estate

3

with a copy to:	Miller & Martin PLLC
1180 West Peachtree Street NW
Suite 2100
Atlanta, Georgia 30309
Attention: Charles A. Brake, Jr., Esq.

If to Assignor:	CB Owner, LLC
c/o Catalyst Development Partners
880 Glenwood Avenue, Suite H
Atlanta, Georgia 30316
Attn: Mr. Rob Meyer

with copy to:	Nelson Mullins Riley & Scarborough LLP
201 17th Street NW, Suite 1700
Atlanta, Georgia 30363
Attn: Eric R. Wilensky, Esq

with copy to:	Bluerock Real Estate, LLC
712 Fifth Avenue, 9th Floor
New York, NY 10019
Attn: Michael L. Konig, General Counsel

If to Developer:	CDP Developer I, LLC
c/o Catalyst Development Partners, LLC
880 Glenwood Ave SE
Suite H
Atlanta, Georgia 30316
Attention: Rob Meyer

with copy to:	Nelson Mullins Riley & Scarborough LLP
201 17th Street NW, Suite 1700
Atlanta, Georgia 30363
Attn: Eric R. Wilensky, Esq

or to any other address as to any of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this section shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next federal banking day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received.

4

9.           Power of Attorney. Assignor hereby irrevocably appoints Assignee as Assignor’s attorney-in-fact to exercise any or all of Assignor’s rights in, to, and under the Development Agreement as provided herein, to give appropriate receipts, releases, and satisfactions on behalf of Assignor in connection with Developer’s performance under the Development Agreement, and to do any or all other acts, in Assignor’s name or in Assignee’s own name, that Assignor could do under the Development Agreement with the same force and effect as if this Assignment had not been made. This power of attorney is coupled with an interest and can not be revoked, modified or amended without the written consent of Assignee. Notwithstanding the foregoing, Assignee agrees that it shall not exercise its rights under this Section 9 unless or until an Event of Default has occurred and is continuing under the Security Deed or the other Loan Documents.

10.          Successors and Assigns. All the covenants and agreements on the part of Assignee and Assignor contained herein shall inure to the benefit of and bind their successors and assigns, respectively, including any purchaser at a foreclosure sale other than Assignee.

11.          Counterparts, Facsimile Signatures. This Assignment may be executed in any number of counterparts, all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Receipt of an executed signature page to this Assignment by facsimile or other electronic transmission shall constitute effective delivery thereof.

5

IN WITNESS WHEREOF, this Assignment has been executed and delivered as of the date first above written.

ASSIGNOR:

CB OWNER, LLC, a Delaware limited liability company

By:	/s/ Robert Myer
Name:	Robert Myer
Title:	President

Signature Page – Assignment and Subordination of Development Agreement

EXHIBIT A

TO

ASSIGNMENT AND SUBORDINATION OF DEVELOPMENT AGREEMENT

LEGAL DESCRIPTION OF THE PREMISES

Exhibit A Page 1

Exhibit “A”

All that tract of land lying or being Land Lot 6, 17th District, Fulton County and the City of Atlanta, Georgia, and being more particularly described as follows:

BEGINNING at a 1/2 inch re-bar found at the intersection of the southerly right of way of Interstate 85, a variable width right of way, and the westerly right of way of Cheshire Bridge Road, also a variable width right of way;

THEN leaving the right of way of Interstate 85, proceed the following courses along the said westerly right of way of Cheshire Bridge Road: South 55 degrees 38 minutes 44 seconds East for 30.92 feet to a 1/2 inch re-bar found;

THEN South 06 degrees 51 minutes 23 seconds East for 248.74 feet to a nail found;

THEN South 28 degrees 07 minutes 38 seconds East for 42.38 feet to a 1/2 inch re-bar found;

THEN South 67 degrees 28 minutes 12 seconds West for 145.43 feet to a 1/2 inch re-bar found;

THEN South 00 degrees 42 minutes 52 seconds West for 123.24 feet to a 1/2 inch re-bar found;

THEN North 88 degrees 37 minutes 53 seconds West for 43.35 feet to a 1/2 inch re-bar found;

THEN South 09 degrees 34 minutes 54 seconds East for 86.90 feet to a 1/2 inch re-bar found;

THEN North 89 degrees 25 minutes 02 seconds West for 172.15 feet to a 1/2 inch open top pipe found;

THEN North 25 degrees 59 minutes 36 seconds West for 95.01 feet to a point;

THEN North 26 degrees 42 minutes 06 seconds West for 470.00 feet to a point on the southerly variable right of way of Interstate 85;

THEN continue the following courses along said southerly right of way of Interstate 85;

North 82 degrees 57 minutes 58 seconds East for 105.01 feet to a 1/2 inch re-bar found;

THEN North 79 degrees 50 minutes 07 seconds East for 257.68 feet to a point;

THEN North 89 degrees 59 minutes 21 seconds East for 156.66 feet to a 1/2 inch re-bar found at the POINT OF BEGINNING.

Together with and subject to covenants, easements, and restrictions of record.

Said property contains 4.877 acres more or less.

Exhibit A Page 2

EXHIBIT B

TO

ASSIGNMENT AND SUBORDINATION OF DEVELOPMENT AGREEMENT

THE DEVELOPMENT AGREEMENT

[See attached pages.]

[Development Agreement filed as Exhibit to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on or about February 24, 2016]

Exhibit B Page 1

CONSENT TO ASSIGNMENT AND SUBORDINATION
OF DEVELOPMENT AGREEMENT AND ESTOPPEL

THIS CONSENT TO ASSIGNMENT AND SUBORDINATION OF DEVELOPMENT AGREEMENT AND ESTOPPEL dated as of December ____, 2015 (this “Consent”), is executed by CDP DEVELOPER I, LLC, a Georgia limited liability company (“Developer”), to and for the benefit of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation, and its successors and assigns (“Assignee”).

Recitals:

A.           CB OWNER, LLC, a Delaware limited liability company (“Assignor”), is the owner of certain real estate situated in the County of Fulton, State of Georgia, legally described on Exhibit A attached hereto and by this reference made a part hereof (the “Premises”).

B.           Assignor and Developer have entered into that certain Amended and Restated Development Agreement, made and entered into as of the date hereof, with an effective date of May 29, 2015 (the “Development Agreement”), a true, correct and complete copy of which the Developer represents and warrants is attached hereto as Exhibit B, pursuant to which Developer will develop the Premises.

C.           In connection with, and as collateral for, a loan (the “Loan”) from Assignee to Assignor, Assignee has required an assignment of the interest of Assignor in, to and under the Development Agreement under and pursuant to that certain Assignment and Subordination of Development Agreement dated as of even date herewith, executed by and between Assignor and Assignee (the “Assignment”).

D.           Developer acknowledges that the execution and delivery of this Consent is required by Assignee prior to making any disbursements of the Loan and, without the execution and delivery of this Consent, Assignee will not make the Loan.

Agreement:

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Developer hereby agrees as follows:

1.           Capitalized words and phrases not otherwise defined herein shall have the meanings assigned to such terms in the Assignment.

2.           As of the date hereof, the Development Agreement is in full force and effect and has not been amended or modified as of the date hereof.

1

3.           The Junior Liabilities and the Junior Liens are hereby subordinated to each and every one of the Note, the Security Deed, and the other Loan Documents and the Senior Liens and all indebtedness, liabilities and obligations of any kind whatsoever (whether now existing or hereafter arising and regardless of the aggregate amount thereof) owing by Assignor to Assignee with respect to the Property (collectively, the “Senior Liabilities”). No default exists as of the date hereof with respect to the Junior Liabilities. The payment of all Junior Liabilities shall be subordinated to the payment in full of all Senior Liabilities. No payment in respect of any Junior Liabilities shall be made at any time on or after the date Developer has been notified by Assignee of any default in the payment or performance of any of the Senior Liabilities (a “Senior Default”). If Developer receives any such payment, the same shall be received in trust for Assignee and immediately turned over by Developer to Assignee.

4.           Developer hereby consents to the foregoing Assignment by Assignor of the Development Agreement. Developer agrees that, if Assignee delivers written notice to Developer that Assignee is exercising its rights under the Assignment: (i) Developer will continue at Assignee’s direction to perform services for Assignee pursuant to and in accordance with the terms of the Development Agreement provided that Assignee pays to Developer the fees due and performs the other obligations of Assignor in accordance with the Development Agreement from and after the date such notice is given, irrespective of any contrary instructions, direction or requests from Assignor; (ii) Developer will perform its obligations under the Development Agreement for Assignee notwithstanding any counterclaim, right of set-off, defense or like right of Developer against Assignor or Assignor’s default under or breach of the Development Agreement and Assignee shall not be liable for any act or omission of Assignor; and (iii) Assignee shall have the right, upon written notice to Developer of same, to terminate the Development Agreement without premium or penalty and upon such termination, the Development Agreement shall be of no further force and effect. The Development Agreement is currently in full force and effect.

5.           There exists no default by Assignor or otherwise under the terms, covenants or provisions of the Development Agreement, nor any state of facts which, with the giving of notice, passage of time or both, would constitute a default thereunder.

6.           Developer has not assigned its interest in the Development Agreement and has no notice of any prior assignment, hypothecation or pledge of Assignor’s interest under the Development Agreement.

7.           Developer hereby agrees that, upon its receipt of a notice that there has been an Event of Default by Assignor under any of the documents evidencing or securing the Loan, all accounts receivable in connection with the operation of the Premises and/or the proceeds thereof (including all monies held by Developer under the Development Agreement) which would otherwise have been paid to Assignor thereunder shall be paid to Assignee or as Assignee shall direct. However, nothing contained in the foregoing sentence shall prevent Developer from making expenditures for expenses of operation, management fees and other fixed charges in accordance with the Development Agreement.

8.           No changes or modifications shall be made to the Development Agreement, nor shall the Development Agreement be surrendered or cancelled by agreement between Assignor and Developer, except pursuant to any termination rights specifically set forth in of the Development Agreement, without the prior written consent of Assignee.

2

9.           Assignee neither assumes nor has any obligations to Developer to exercise its rights under the Assignment or to declare an Event of Default, but the option to exercise such rights or declare an Event of Default rests in the sole and absolute discretion of Assignee. If Assignee exercises its rights under the foregoing Assignment, Developer agrees that Assignee shall have no personal obligations or liabilities to Developer under the Development Agreement or this Consent (Developer’s recourse being limited to Assignee’s interest in the Premises).

10.         As of the date hereof, Developer represents that it has no counterclaim, right of set-off, defense or like right against Assignor and that Developer has been paid all amounts due under the Development Agreement.

11.         The statements herein made shall be binding upon Developer, its successors and assigns, and shall inure to the benefit of Assignee and the benefit of Assignee’s successors and assigns.

12.         Each entity, person and/or officer executing this certification is duly empowered to do so on behalf of Developer.

[remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, Developer has caused this Consent to Assignment and Subordination of Development Agreement and Estoppel to be executed as of the day and year first above written.

DEVELOPER:

CDP DEVELOPER I, LLC, a Georgia limited liability company

By: Catalyst Development Partners II, LLC, a Georgia limited liability company, its Managing Member

By:
Name:
Title:

Signature Page – Consent to Assignment and
Subordination of Development Agreement and Estoppel

EXHIBIT A

to

CONSENT TO ASSIGNMENT AND SUBORDINATION

OF DEVELOPMENT AGREEMENT AND ESTOPPEL

LEGAL DESCRIPTION OF THE PREMISES

Exhibit A Page 1

EXHIBIT B

to

CONSENT TO ASSIGNMENT AND SUBORDINATION

OF DEVELOPMENT AGREEMENT AND ESTOPPEL

THE DEVELOPMENT AGREEMENT

[See attached pages.]

Exhibit B Page 1